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                                                                   EXHIBIT 23.01


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-73808, No. 33-73810, No. 33-73812 and No.
33-77844) of Eastman Chemical Company of our report dated January 27, 1998 relating to the consolidated financial statements of Eastman Chemical Company appearing on page 33 of this Annual Report on Form 10-K.



/s/ Price Waterhouse LLP
---------------------------
PRICE WATERHOUSE LLP
New York, New York
March 6, 1998





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